 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2016

TRINET GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36373	95-3359658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 San Leandro Blvd., Suite 400 San Leandro, CA		94577
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant’s Certifying Accountant.

On May 6, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of TriNet Group, Inc. (the “Company”) approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016. In connection with its selection of Deloitte, the Audit Committee approved the dismissal of Ernst & Young LLP (“Ernst & Young”), the Company’s former independent registered public accounting firm.

The reports of Ernst & Young on the Company’s financial statements for each of the two years ended December 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and 2015 and the subsequent interim period through May 10, 2016, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

During the years ended December 31, 2014 and 2015 and the subsequent interim period through May 10, 2016, there were no reportable events, within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee discussed these material weaknesses with Ernst & Young and authorized Ernst & Young to respond fully to any related inquiries by Deloitte, the Company’s new independent registered public accounting firm.

The Company has provided Ernst & Young with a copy of this Current Report on Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) indicating whether or not Ernst & Young agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of Ernst & Young’s letter, dated May 10, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2014 and 2015 and the subsequent interim period through May 10, 2016, neither the Company nor anyone on its behalf consulted with Deloitte regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.
In light of the dismissal of Ernst & Young, a vote will not be held on the proposal to ratify the appointment of such firm as the Company’s independent registered public accounting firm for 2016 at the upcoming Annual Meeting of Stockholders to be held on May 26, 2016.  The Company intends to seek ratification of its independent registered public accounting firm at the 2017 Annual Meeting of Stockholders.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated May 10, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.

Date:	May 10, 2016	By:	/s/ Brady Mickelsen
Brady Mickelsen
Senior Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated May 10, 2016